UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 12, 2005 (July 27, 2005)

FORTUNE BRANDS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9076	13-3295276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tower Parkway

Lincolnshire, IL 60069

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (847) 484-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Form 8-K/A amends Item 9.01 of the Current Report on Form 8-K filed by Fortune Brands, Inc. (the “Company”) on August 2, 2005 (the “August Form 8-K”), regarding the completion of the acquisition of certain Purchased Assets described in the August Form 8-K. This amendment provides the audited historical financial statements of the businesses acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the August Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited Combined Statement of Net Assets to be Sold of the Allied/Fortune Assets as of July 25, 2005 and August 31, 2004 and the related Combined Statements of Revenues and Direct Expenses for the ten months and 25 day period ended July 25, 2005 and the years ended August 31, 2004 and 2003, and the accompanying notes thereto (the “Allied/Fortune Financial Statements”).

Report of Independent Auditors on the Allied/Fortune Financial Statements.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Combined Balance Sheet of the Company as of June 30, 2005 and Condensed Combined Statements of Income for the six month period ended June 30, 2005 and year ended December 31, 2004 and the accompanying notes thereto (the “Pro Forma Financial Information”).

Introduction to the Pro Forma Financial Information.

(d)	Exhibits.

23	Consent of Independent Public Accounting Firm.

99.1	Unaudited pro forma combined financial information for Fortune Brands, Inc.

99.2	Unaudited pro forma financial information of the brands and assets acquired by Fortune Brands from Pernod Ricard S.A. which were purchased from Allied Domecq Plc (“Allied/Fortune Assets”). This does not include the brands and associated assets of Larios gin purchased directly from Pernod Ricard which were deemed immaterial.

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Exhibit Index

Exhibit Number	Description
23	Consent of Independent Public Accounting Firm

99.1	Unaudited pro forma combined financial information for Fortune Brands, Inc.

	Introduction to Pro Forma Combined Financial Information	F-1
	Unaudited Pro Forma Combined Balance Sheet of Fortune Brands, Inc. as of June 30, 2005	F-4
	Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the six month period ended June 30, 2005	F-6
	Unaudited Pro Forma Combined Statement of Income of Fortune Brands, Inc. for the year ended December 31, 2004	F-7
	Notes to the Pro Forma Combined Statement of Income and Balance Sheet of Fortune Brands, Inc.	F-8

99.2	Unaudited pro forma financial information of the brands and assets acquired by Fortune Brands from Pernod Ricard S.A. which were purchased from Allied Domecq Plc (“Allied/Fortune Assets”). This does not include the brands and associated assets of Larios gin purchased directly from Pernod Ricard which were deemed immaterial.

	Report of Independent Auditors	F-12
	Combined Statements of Net Assets to be Sold of Allied/Fortune Assets as of July 25, 2005 and August 31, 2004	F-13
	Combined Statements of Revenues and Direct Expenses of Allied/Fortune Assets for the years ended August 31, 2004 and 2003 and for the ten months and 25 days ended July 25, 2005	F-14
	Notes to Statements of Combined Net Assets to be Sold and Combined Statements of Revenues and Direct Expenses of Allied/Fortune Assets	F-15

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS, INC. (Registrant)

By	/s/ Craig P. Omtvedt
Name:	Craig P. Omtvedt
Title:	Senior Vice President and
Chief Financial Officer

Date: October 12, 2005

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